Exhibit 10(r)

        AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JUNE 26, 2000
        ------------------------------------------------------------
                                   BETWEEN
                                   -------
                        BROWN BROTHERS HARRIMAN & CO.
                        -----------------------------
                                     AND
                                     ---
                           WESTERBEKE CORPORATION
                           ----------------------

      This Amendment to Loan and Security Agreement (hereinafter, this "Amendment") is made as of this __ day of September, 2000 by and between WESTERBEKE CORPORATION, a Delaware corporation with its principal executive office at 150 John Hancock Road, Myles Standish Industrial Park, Taunton, Massachusetts (hereinafter, the Borrower") and BROWN BROTHERS HARRIMAN & CO. (hereinafter, the "Lender"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                            W I T N E S S E T H:
                            --------------------

      WHEREAS, the Borrower executed and delivered to the Lender a certain Loan and Security Agreement dated June 26, 2000 (hereinbefore and hereinafter, the "Loan Agreement") pursuant to which, among other things, the Lender extended in favor of the Borrower a Revolving Credit in the original maximum principal amount of $5,000,000.00; and

      WHEREAS, the Borrower has requested that the Lender (i) amend the Loan Agreement to increase the Availability from $5,000,000.00 to $6,000,000.00, and (ii)otherwise amend the Loan Agreement as provided for herein; and

      WHEREAS, the Lender has indicated its willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

      WHEREAS, the Borrower has determined that this Amendment is in the Borrower's best interest.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The Borrower hereby certifies to the Lender that, to the best of the Borrower's knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as modified by this Amendment, are true as of the date hereof and that no Event of Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.

      2. The Borrower acknowledges and agrees that the Borrower has no offsets, defenses, claims or counterclaims against the Lender with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by Borrower to the Lender in connection therewith and, to the extent that the Borrower has any such offsets, defenses, claims or counterclaims, the Borrower hereby affirmatively WAIVES any such offsets, defenses, claims or counterclaims and specifically RELEASES the Lender from any such liability on account thereof.

      3. Section 2-1(b)(i)(A) of the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

            "(A)  Six Million Dollars($6,000,000.00).

                  Minus"

      4. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions:

            (a) Loan Documents. The Lender shall have received this Amendment and an Amendment to Revolving Credit Note each executed and delivered to the Lender by a duly authorized officer of the Borrower.

            (b) Corporate Proceedings of Borrower. The Lender shall have received resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment and all transactions contemplated hereby.

            (c) Additional Assurances. The Borrower shall have delivered to the Lender such additional documents, instruments or agreements as the Lender may reasonably require in order to give effect to the terms of this Amendment.

            (d) Fees. The Borrower shall have paid to the Lender all fees and expenses due by the Borrower to the Lender including without limitation, all fees and expenses of the Lender's attorneys.

      5. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Lender, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrower and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

      6. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrower hereby ratifies and confirms all terms and conditions contained therein and further ratifies and reaffirms all representations and warranties made therein as of the date hereof.

      7. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

      8. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to be one and the same instrument.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.


                                       WESTERBEKE CORPORATION


                                       By: /s/ Carleton F. Bryant III
                                           --------------------------
                                           Carleton F. Bryant, III
                                           Executive Vice President,
                                           Treasurer and Secretary


ACKNOWLEDGED AND AGREED:


BROWN BROTHERS HARRIMAN & CO.


By: /s/ Timothy T. Telman
    -------------------------
    Timothy T. Telman
    Vice President